                                                                    EXHIBIT 99.3





                                   ODISEI S.A.
                      (A COMPANY IN THE DEVELOPMENT STAGE)




                              FINANCIAL STATEMENTS

            FOR THE PERIOD FROM FEBRUARY 25, 1998 (DATE OF INCEPTION)
                              TO SEPTEMBER 30, 1998

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders
Odisei S.A.

In our opinion, the accompanying balance sheet of Odisei S.A. (a company in the development stage) and the related statements of operations and accumulated deficit and of cash flows present fairly, in all material respects, the financial position of Odisei S.A. (a company in the development stage) at September 30, 1998, and the results of its operation and its cash flow for the period from February 25, 1998 (date of incorporation) to September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management ; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not generated significant revenues and, as a result, has incurred significant losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result form the outcome of this uncertainty.


Nice, France
22 January 1999
KPMG Fiduciaire de France
Thierry Borel

                                     ODISEI
                      (a company in the development stage)


                                  BALANCE SHEET
                               September 30, 1998


                               ASSETS

Current assets:
   Cash and cash equivalents                                     FF      335,800
   VAT receivable                                                        111,412
   Other receivable                                                       60,000
   Prepaid expenses and other current assets                              97,973

                                                                      ----------
   Total current assets                                                  605,185

Property and equipment, net                                              202,943
Other assets                                                              45,675

                                                                      ----------
   TOTAL ASSETS                                                  FF      853,803
                                                                      ----------

                            LIABILITIES

Current liabilities:
   Accounts payable                                              FF       53,565
   Accrued liabilities                                                    76,878
   Accrued compensation                                                  199,619
   Accrued payroll taxes                                                 262,916
   Current portion of capital lease obligations                           36,877

                                                                      ----------
   Total current liabilities                                             629,855

   Capital lease obligations, less current portion                        61,687

                                                                      ----------
   Total liabilities                                                     691,542
                                                                      ----------

Commitments (Note 4 and 5)

                        SHAREHOLDERS' EQUITY

Common stock 1 FF par value:
   Authorized: 564 000 shares in September 1998
   Issued and outstanding: 564 000 shares in September 1998              564,000
Additional paid-in-capital                                               981,627
Deficit accumulated during the development stage                      (1,383,366)

                                                                      ----------
   Total shareholders equity                                             162,261

                                                                      ----------
   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    FF      853,803
                                                                      ==========



     The accompanying notes are integral part of these financial statements

                                     ODISEI
                      (a company in the development stage)


                            STATEMENTS OF OPERATIONS

     Period from February 25, 1998 (date of inception) to September 30, 1998




Revenues from grants                                             FF       60,000

Operating expenses:
   Research and development                                            1,020,461
   General and administrative                                            419,940

                                                                       ---------
Loss from operations                                                   1,380,401

Interest expense net                                                       2,965

                                                                       ---------
Loss before income taxes                                               1,383,366

Provision for income taxes                                                    --

                                                                       ---------
Net loss                                                         FF    1,383,366
                                                                       =========



     The accompanying notes are integral part of these financial statements

                                     ODISEI
                      (a company in the development stage)


                       STATEMENTS OF SHAREHOLDERS' EQUITY

     Period from February 25, 1998 (date of inception) to September 30, 1998


                                                                                                      Deficit
                                                                                                    accumulated
                                                             Common stock           Additional       during the
                                                      -------------------------      paid-in-       development
                                                        Shares        Amount         capital           stage             Total
                                                      ----------     ----------     ----------     --------------     ----------
Issuance of common stock to the founders at one
franc per share for cash on February 25, 1998            300,000  FF    300,000                                    FF    300,000

Issuance of common stock at 2,5 francs per share
for cash on April 8, 1998                                 98,100         98,100  FF    147,150                           245,250

Issuance of common stock at 6,03 francs per share
 for cash on April 27, 1998                              165,900        165,900        834,477                         1,000,377

Net loss                                                                                        FF     (1,383,366)    (1,383,366)

                                                      ----------     ----------     ----------     --------------     ----------
Balances, September 30, 1998                             564,000  FF    564,000  FF    981,627  FF     (1,383,366) FF    162,261
                                                      ==========     ==========     ==========     ==============     ==========



     The accompanying notes are integral part of these financial statements

                                     ODISEI
                      (a company in the development stage)


                            STATEMENTS OF CASH FLOWS

     Period from February 25, 1998 (date of inception) to September 30, 1998



Cash flows from operating activities
   Net loss                                                    FF     (1,383,366)
   Adjustments to reconcile net loss to net cash used
     in operating activities:
   Depreciation and amortization                                          25,476
   Change in operating assets and liabilities:
   VAT receivable                                                       (111,412)
   Other receivable                                                      (60,000)
   Prepaid expenses and other current assets                             (97,973)
   Other assets                                                          (45,675)
   Accounts payable                                                       53,565
   Accrued liabilities and payroll taxes                                 339,794
   Accrued compensation                                                  199,619

                                                                      ----------
Net cash used in operating activities                                 (1,079,972)

Cash flows from investing activities
   Acquisition of property and equipment                                (110,039)

                                                                      ----------
Net cash used in investing activities                                   (110,039)

Cash flows from financing activities
   Proceeds from issuance of common stock                              1,545,627
   Payment under capital lease obligations                               (19,816)

                                                                      ----------
Net cash provided by financing activities                              1,525,811

Net increase (decrease) in cash                                          335,800

Cash at beginning of year                                                     --

                                                                      ----------
Cash at end of year                                            FF        335,800
                                                                      ==========


SUPPLEMENTAL DISCLOSURES OF CASH-FLOW INFORMATIONS
   Interest paid                                               FF          3,634



     The accompanying notes are integral part of these financial statements

                                     ODISEI
                      (a company in the development stage)

                          NOTES TO FINANCIAL STATEMENTS


1. FORMATION AND BUSINESS OF THE COMPANY

Odisei (the Company) is a societe anonyme (SA) and was incorporated on February 25, 1998. Since inception, the Company has devoted substantially all of its effort to developing the initial products, recruiting personnel, creating relationships and raising capital.

Odisei is a software development company with offices in Silicon Valley and Sophia Antipolis, France.Odisei has developed an open software platform for IP-based telephony solutions. The product leverages Java server technology and is designed to provide for both highly scalable and distributed configurations. By focusing its expertise on call control, Odisei has developed a unique approach to managing voice over IP networks.


2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going concern

The financial statements have been prepared assuming the Company will continue as a going concern. The Company is in the development stage and has therefore incurred cumulative losses of 1 383 366 French francs through September 30, 1998. Management is currently pursuing additional equity financing to further fund the development of its products and markets. Since there is no assurance that management will complete their plans, there is substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and cash equivalent

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Cash is comprised of funds in two financial institutions.

Property and equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful life of the related assets (generally three to five years). Property and equipment acquired under capital leases are amortized over their useful lives, generally three years.

Income taxes

The Company accounts for income taxes under the liability method, whereby deferred tax asset and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Grant accounting

Grants received from government agencies are recognized as income or as a reduction of costs in accordance with the purpose of the specific contract and in the period in which the related expense is incurred.

In October 1998, the Company entered into a grant agreement with the Agence Nationale de Valorisation de la Recherche (ANVAR) under which the Company will receive grants of 1,4 million of French francs for research and development. A liability to repay 1,4 million of French francs would arise in the likely event the Company should succeed in marketing and selling its product.

Research and development

Research and development expenditures are charged to operations as incurred.

Fair Value of Financial Instruments

The amounts reported for cash, account payable, accrued liabilities and note payable to shareholder are considered to approximate fair values due to their short maturities.

3. PROPERTY, PLANT AND EQUIPMENT

Property and equipment consist of the following:

                                                          September 30, 1998
                                                          ------------------

Software                                                  FF       3,050
Computer and equipment                                           222,419
Leasehold improvements                                             2,950
                                                                --------
                                                                 228,419

Less accumulated depreciation and amortization                   (25,476)
                                                                --------
                                                          FF     202,943
                                                                ========

4. CAPITAL LEASE OBLIGATIONS

The Company currently leases equipment under noncancelable capital leases which expire at various dates over the next three years. At September 30, 1998 equipment acquired under capital leases amounted to 118,380 French francs. Such amounts are included in property and equipment and have accumulated amortization totaling approximately 10,741 French francs at September 30, 1998.

Future minimum lease payments are as follows:

                                              September 30, 1998
                                              ------------------

 Financial year:
                  1999                        FF       44,344
                  2000                                 44,344
                  2001                                 22,173
                  2002                                      -
                                                   ----------
                                                      110,861

 Less amount interesting interest                     (12,297)
 Less current portion                                 (36,877)
                                                   ----------
                                              FF       61,687
                                                   ==========

5. COMMITMENTS

The Company subleases its facility under an operating lease expiring in July 1999. The rental payment includes common area maintenance costs, property taxes and insurance.

Future minimum lease payments are as follows:


                                 September 30, 1998
                                 ------------------

 Financial year:
           1999                  FF     184,814


Rent expense for the period from February 24, 1998 (date of inception) to September 30, 1998 was 77,810 French francs.


6. SHAREHOLDERS' EQUITY

Common stock

On January 22, 1999, the Board of shareholders declared a one for one hundred common stock split. All applicable share data has been adjusted for the stock splits.


7. INCOME TAXES

The Company's net deferred tax asset comprised as follows:

                                              September 30, 1998
                                              ------------------


 Net operating losses                         FF       485,678
Other accruals and credits                              21,286
Research and development credit                        450,000
Deferred depreciation                                    4,732
                                                  ------------
                                                       961,696
 Valuation allowance                                  (961,696)

                                                  ------------
 NET DEFERRED TAX ASSETS                      FF            --
                                                  ============


The Company has established a 100% valuation allowance against its deferred tax assets due to the uncertainty of the ultimate realization of this asset.

At September 30, 1998, the Company had net operating loss carryforwards of approximately 1,324,573 French francs available to reduce future taxable income. The carryforwards expire by the year 2003 unless utilized.